Form N-1A Exhibit No. 4(i)
                                         Exhibit No. 3(c) under Item 601/Reg. SK

                           FEDERATED BOND INDEX FUND
                              Institutional Shares


Number                                                  Shares
Account No.   Alpha Code                   Organized Under the       See Reverse
Side For
                             Laws of the Commonwealth    Certain Definitions
                                  of Massachusetts







THIS IS TO CERTIFY THAT                        is the owner of





                                               CUSIP 313909103


Fully Paid and Non-Assessable Shares of Beneficial Interest of Federated Bond Index Fund, a portfolio of Federated Investment Trust (hereafter called the "Trust"), transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     The Institutional Shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.


                           FEDERATED BOND INDEX FUND
                              Institutional Shares

                         Dated:                   1996
                                 Massachusetts



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman

                           Countersigned:   Federated Shareholder
                              Services Company
                                          Transfer Agent
                              By:

                                         Authorized Signature
The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received            hereby sell, assign, and transfer unto
                        ----------

Please insert social security or other
identifying number of assignee


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(Please print or typewrite name and address, including zip code, of assignee)


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                                                                       shares
----------------------------------------------------------------------
of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ------------------------------------------
                                                                    Attorney
------------------------------------------------------------   -----
to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with INSTITUTIONAL SHARES of FEDERATED BOND INDEX FUND, a portfolio of Federated Investment Trust, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents and shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.

                   THIS SPACE MUST NOT BE COVERED IN ANY WAY


              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.
B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears